UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                           --------------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 29, 2006
                           --------------------------

                            AFG ENTERPRISES USA, INC.
             (Exact Name of Registrant as Specified in its Charter)
                           --------------------------

         Nevada                        000-28515                 84-1249735
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

            181 Wells Avenue, Suite 100, Newton, Massachusetts 02459
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 928-6001
                         (Registrant's telephone number,
                              including area code)

           73-595 El Paseo, Suite 2204, Palm Desert, California 92660 (Former Name or Former Address, if Changed Since Last Report)

                                   Copies to:
                             Allen Z. Sussman, Esq.
                             Morrison & Foerster LLP
                              555 West Fifth Street
                              Los Angeles, CA 90013
                              Phone: (213) 892-5200
                               Fax: (213) 892-5454
                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

CAP(SM) Financing - Private Placement of Notes and Warrants

On March 29, 2006, AFG Enterprises USA, Inc., a Nevada corporation (the "Company"), entered into a Securities Purchase Agreement (the "Purchase Agreement") with each of the investors listed on the Schedule of Buyers attached thereto (the "Buyers"), pursuant to which the Buyers agreed to purchase (i) the Company's Senior Secured Nonconvertible Notes due 2011 (the "Nonconvertible Notes") in an aggregate principal amount of $50,000,000, which Nonconvertible Notes may be exchanged for Senior Secured Convertible Notes due 2011 (the "Convertible Notes", and together with the Nonconvertible Notes, the "Notes") or redeemed under certain circumstances, and which Convertible Notes are convertible into shares of the Company's common stock (the "Conversion Shares"); and (ii) warrants (the "Warrants") to acquire in the aggregate up to 6,875,000 shares of Company common stock in such amounts set forth opposite each Buyer's name in the Schedule of Buyers attached to the Purchase Agreement (the "Warrant Shares"), exercisable from the earlier of six months after issuance or the Threshold Acquisition Date (as such term is defined in the Indenture, described below) until March 29, 2011 at an exercise price equal to the lower of $8.00 and 125% of the per share price of the Company's common stock to be sold in a new private placement transaction which the Company intends to complete within six months. The purchase and sale of the Notes and Warrants was consummated on March 29, 2006.

On March 29, 2006, the Company also entered into a Registration Rights Agreement ("Registration Rights Agreement") with the Buyers, whereby the Company agreed to provide certain registration rights in respect of the Conversion Shares and the Warrant Shares under the Securities Act of 1933 and the rules and regulations promulgated thereunder, and applicable state securities laws.

Pursuant to the terms of an Indenture dated as of March 29, 2006 (the "Indenture") executed by the Company, as Issuer, and The Bank of New York, as Trustee (in such capacity, the "Trustee"), the Company issued the Nonconvertible Notes to the Buyers. Under the terms of the Indenture and the Escrow Agreement dated as of March 29, 2006 (the "Escrow Agreement") between the Company and the Trustee, ninety-five percent of the proceeds of the Nonconvertible Notes were paid into an interest-bearing account (the "Escrow Account") maintained by the Escrow Agent for the benefit of the holders of the Nonconvertible Notes (the "Nonconvertible Holders").

While any Nonconvertible Notes are outstanding, the Company may propose to consummate a business combination transaction in which the Company will acquire by merger, securities purchase, asset purchase or otherwise, a majority of the assets or equity of another entity for a purchase price of at least $15,000,000, and each Nonconvertible Holders may vote to approve such transaction. Approval of a business combination transaction requires the affirmative vote of holders of at least 75% of the principal amount of outstanding Nonconvertible Notes. The amount funded from the Escrow Account must be (i) at least 50% of the amount required for an approved business combination transaction (including purchase price, fees and expenses of the transaction and additional working capital requirements of the Company), unless the available amount from the Escrow Account at such time is less than 50% of the amount required, in which case such amount shall equal the available amount, and (ii) at least $15 million. A pro rata amount of the principal amount of the Nonconvertible Notes of each Nonconvertible Holder voting in favor of such business combination transaction will be exchanged for Convertible Notes, and an amount equal to the total principal amount of such exchanged Nonconvertible Notes will be released from the Escrow Account and used to consummate such business combination transaction.

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

The indebtedness evidenced by the Notes is senior secured indebtedness of the Company, and ranks superior to the Company's other indebtedness. As security for the Company's obligations under the Indenture, the Company and FP Technology Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("FPT"), have each executed (i) a Security Agreement dated as of March 29, 2006 (the "Security Agreement"), pursuant to which the Company and FPT granted a security interest in all assets of the Company and FPT in favor of the Trustee, in its capacity as collateral agent for the Nonconvertible Holders and the holders of the Convertible Notes under the Indenture (in such capacity, the "Collateral Agent"), and (ii) a Pledge Agreement dated as of March 29, 2006, pursuant to which the Company pledged its interest in FPT in favor of the Collateral Agent. FPT has executed a separate Guaranty dated as of March 29, 2006 in favor of the Collateral Agent ("Guaranty").

Terms of the Notes

The following are certain additional material terms of the Notes (capitalized terms used but not defined in this discussion have the meanings ascribed to such terms in the Indenture):

1. Interest Rate. Interest on the Notes accrues at a rate equal to the greater of (A) 4.51% and (B) the three month U.S. Treasury Rate (as reported on Bloomberg). The applicable Interest Rate will be determined for each quarterly interest period on the first Trading Day of such period. Interest on the Notes will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from March 29 2006, until the Principal Amount is paid or duly made available for payment.

2. Redemption Right of the Holder. Upon the consummation of an Approved Business Combination Transaction, the Company will automatically redeem the Business Combination Pro Rata Transaction Amount of Holders of Nonconvertible Notes voting against the applicable Approval Business Combination Transaction and if a Holder votes against all Approved Business Combination Transactions, thirty-one days after the Threshold Acquisition Date, the remaining outstanding amount of such Holder's Note.

3. Redemption by the Company at the Option of the Holder. Subject to the terms and conditions of the Indenture, the Company will become obligated, at the option of the Holder, (i) to redeem the Notes upon the request of such Holder after the failure by the Company to achieve the numbers of subscribers required by Section 10.17(b) of the Indenture in any two consecutive fiscal quarters, (ii) to redeem the Notes upon the request of such Holder at any time after the 18 month anniversary of the original issuance of the Nonconvertible Notes, (iii) in connection with the Holder's making an Additional Contribution, or
      (iv) if the Company does not raise at least $7,000,000 in additional capital pursuant to an equity offering within six months of the initial issuance of the Notes at the Optional Redemption Price, (which Optional Redemption Price will be paid in cash).

4. Repurchase by the Company at the Option of the Holder Upon a Fundamental Change. Subject to the terms and conditions of the Indenture, the Company will become obligated, at the option of the Holder, to repurchase such Holder's Notes if a Fundamental Change occurs at any time prior to the Stated Maturity at the Fundamental Change Repurchase Price, (which Fundamental Change Repurchase Price, excluding the Make-Whole Premium, will be paid in cash, plus any Make-Whole Premium required by the terms of the Indenture).

5. Withdrawal of Fundamental Change Repurchase Notice. Holders have the right to withdraw, in whole or in part, any Fundamental Change Repurchase Notice, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

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

6. Payment of Redemption Price and Fundamental Change Repurchase Price. If cash sufficient to pay the Redemption Price or Fundamental Change Repurchase Price as the case may be, of all Notes or portions thereof to be redeemed or repurchased on a Redemption Date or on a Fundamental Change, as the case may be, is deposited with the Paying Agent on the Trading Day preceding the Redemption Date or the Fundamental Change Settlement Date, as the case may be, the Notes to be redeemed or repurchased will cease to be Outstanding and interest and Liquidated Damages, if any, will cease to accrue on such Notes (or portions thereof) immediately after such Redemption Date or Fundamental Change Settlement Date, as the case may be, and the Holder thereof will have no other rights as such (other than the right to receive the Redemption Price or Fundamental Change Repurchase Price as the case may be) upon surrender of such Note.

7. Business Combination Transactions. At any time after the date hereof, the Company may seek the approval of the Nonconvertible Holders to a Business Combination Proposal by delivering a Business Combination Notice to the Nonconvertible Holders no earlier than sixty (60) Trading Days and no later than twenty (20) Trading Days prior to the date of the Business Combination Vote. The record date for any Business Combination Vote will be such date as set by the Company in the Business Combination Notice, which will be at least five (5) Trading Days prior to the date of such Business Combination Vote. The affirmative vote of Nonconvertible Holders of at least 75% in aggregate Principal Amount of the Outstanding Notes are required to approve any Business Combination Proposal. Within ten (10) Trading Days following the consummation of such Business Combination Transaction, the Trustee will deliver a notice to each Nonconvertible Holder listing the Available Amount of the Company following the consummation of such Business Combination Transaction and the Holder's Business Combination Transaction Pro Rata Amount of such Business Combination Transaction.

8. Penalty for Failure to Consummate Business Combination. If Holders of at least 75% in aggregate Principal Amount of the Outstanding Nonconvertible Notes fail to vote in favor of a Business Combination Proposal, the Company will not be permitted to present any further Business Combination Proposals to the Holders for a thirty day period thereafter.

9. Event of Default. If an Event of Default will occur and be continuing, the Principal Amount plus accrued and unpaid interest and Liquidated Damages, if any, through such date on all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The securities issued under the Purchase Agreement were not registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from those registration requirements.

The following agreements are attached as exhibits to this Report: (i) Purchase Agreement; (ii) Indenture; (iii) Form of Global Note; (iv) Form of Warrants; (v) Escrow Agreement; (vi) Security Agreement; (vii) Pledge Agreement; (viii) Guaranty; (ix) Registration Rights Agreement; (x) and Account Control Agreement.

Agreements with Trident Growth Fund, LP

The Company completed its acquisition of FPT on March 29, 2006 (the "FPT Acquisition"). In connection with the FPT Acquisition, on March 29, 2006 the Company entered into a Master Amendment (the "Master Amendment"), by and among the Company, FPT and Trident Growth Fund, L.P. ("Trident"). The Master Amendment amended the operative documents entered into by FPT in September and November 2005 relating to certain financing transactions between FPT and Trident, pursuant to which Trident provided an aggregate of $2,500,000 in debt financing to FPT. The Master Amendment also added the Company as a party to certain of these agreements, including the Debentures and Warrants. The Master Amendment is attached as an exhibit to this Report.

The Master Amendment amended the following agreements (the "Trident Financing Documents") and added the Company as a party to each of them, each of which is attached as an exhibit to this Report: (i) Securities Purchase Agreement, dated September 12, 2005, as amended by that First Amendment dated November 15, 2005;
(ii) 12% Senior Secured Convertible Debentures, dated September 13, 2005 and November 15, 2005, in the aggregate initial principal amount of $2,500,000; and
(iii) Common Stock Purchase Warrants dated September 13, 2005 and November 15, 2005.

In addition, on March 29, 2006, the Company entered into an Intercreditor and Subordination Agreement with FP and Trident (the "Subordination Agreement"), pursuant to which Trident agreed to subordinate its rights under the Trident Financing Documents, including a Security Agreement, dated September 13, 2005, entered into between Trident and FPT (the "Security Agreement"), to the rights of the Holders of the Notes. Each of the Subordination Agreement and Security Agreement is attached hereto as an exhibit.

Private Placement of Common Stock

The Company was a party to a certain Credit Agreement, dated as of July 15, 2003 (the "Credit Agreement"), with Acclaim Financial Group Venture II, LLC ("AFGV") pursuant to which the Company was indebted to AFGV in the approximate amount of $313,421.44 as of March 29, 2006 (the "Claim"). On March 29, 2006, AFGV sold its rights to the Claim to Benchmark Equity Group, Inc. ("BMEG"), which agreed with the Company to cancel the Claim in full in exchange for 1,008,062 shares of common stock of the Company to be issued to BMEG or its designees, pursuant to an Exchange Agreement between the Company and BMEG (the "Exchange Agreement"). On March 29, 2006, the Company issued 1,008,062 shares of the Company's common stock to BMEG and its designees pursuant to the Exchange Agreement. The Credit Agreement and Exchange Agreement are attached as exhibits to this Report.

The foregoing descriptions of material agreements of the Company are summary only and are qualified in their entirety by reference to the copies thereof attached hereto as exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

Item 5.01   Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibit index.

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

    Exhibit No.      Description
    -----------      -----------
         99.1        Securities Purchase Agreement, dated as of March 29, 2006, by and among AFG Enterprises USA, Inc. and the investors listed on the Schedule of Buyers attached thereto
         99.2        Indenture, dated as of March 29, 2006, between AFG
                     Enterprises USA, Inc. and The Bank of New York
         99.3        Form of Global Senior Secured Nonconvertible Note Due
                     2011, dated as of March 29, 2006
         99.4        Form of Warrant, dated as of March 29, 2006
         99.5        Escrow  Agreement,  dated  as of  March  29,  2006,  by and between The Bank of New York, as Escrow Agent, The Bank of
                     New York, as Collateral Agent, The Bank of New York, as
                     Trustee for the holders of certain notes of the Company under the Indenture dated as of as of March 29, 2006 with the Company, and the Company.
         99.6        Security Agreement, dated as of March 29, 2006, by AFG
                     Enterprises USA, Inc. and certain Guarantors in favor of The Bank of New York in its capacity as collateral agent for the Holders
         99.7        Pledge Agreement, dated as of March 29, 2006, made by
                     certain pledgors, in favor of The Bank of New York, in its capacity as collateral agent
         99.8        Guaranty, dated as of March 29, 2006, made by FP Technology
                     Holdings, Inc. in favor of The Bank of New York, in its capacity as collateral agent
         99.9        Registration Rights Agreement, dated as of March 29, 2006, of AFG Enterprises USA, Inc.
         99.10       Account Control Agreement by and among AFG Enterprises USA
                     Inc. and The Bank of New York.
         99.11       Master Amendment, dated as of March 29, 2006, by and
                     between FP Technology Holdings, Inc., Trident Growth Fund,
                     L.P. and AFG Enterprises USA, Inc.
         99.12       Securities Purchase Agreement, dated as of September 12,
                     2005, by and among FP Technology Holdings, Inc. and
                     Trident Growth Fund, L.P.
         99.13       Form of 12% Senior Secured Convertible Debenture of FP
                     Technology Holdings, Inc. issued in initial principal amounts of $2,500,000
         99.14       Form of Warrants issued to Trident Growth Fund, L.P.
         99.15       Intercreditor and Subordination Agreement, dated as of
                     March 29, 2006, by Trident Growth Fund, L.P., AFG
                     Enterprises USA, Inc. and FP Technology Holdings, Inc., in favor of the holders of the Senior Indebtedness and The
                     Bank of New York, a New York corporation, as collateral agent for the Senior Lenders
         99.16       Security Agreement, dated as of September 13, 2005, by and among FP Technology holdings, Inc. and Trident Growth
                     Fund, L.P., and First Amendment thereto, dated as of November 15, 2005.
         99.17       Credit Agreement, dated as of July 15, 2003, by and between
                     AFG Enterprises USA, Inc. and Acclaim Financial Group
                     Ventures II, LLC (incorporated by reference from Exhibit
                     10.11 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed on April 20,
                     2005).
         99.18       Exchange Agreement, made as of March 29, 2006, by and
                     between AFG Enterprises USA, Inc. and Benchmark Equity
                     Group, Inc.
         99.19       Placement Agreement, dated as of November 3, 2005, by and
                     between FP Technology Holdings, inc. and Rodman & Renshaw,
                     LLC


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Date: April 4, 2006


                                              AFG Enterprises USA, Inc.

                                       By:    /s/ Stephen Peary
                                              -------------------------------
                                              Stephen Peary
                                              Chief Financial Officer

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